[ EXHIBIT 32.2 ]
                              CERTIFICATION OF CFO

       CERTIFICATION OF CEO PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Moller International (the "Company") on Form 10-Q for the six-months ended March 31, 2009 as filed with the Securities and Exchange commission on the date hereof (the "Report), Paul S. Moller, as Chief Financial Officer of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the Best of his knowledge, that:

(1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 20, 2009


Signed:

/s/ Paul S. Moller
------------------------------
Acting Chief Financial Officer


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